Exhibit 10.48
Amendments
to
FedEx Corporation
1993, 1995, 1997, 1999 and 2002 Stock Incentive Plans,
2001 Restricted Stock Plan
and
Incentive Stock Plan
1993 Stock Incentive Plan
Paragraph 13 of the FedEx Corporation 1993 Stock Incentive Plan, as amended, is hereby amended by:
(1) Deleting the first sentence of such paragraph and replacing it with the following:
“(a) Changes in Capital.
(1) Mandatory Adjustments. In the event of an “equity restructuring” (as such term is defined in Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation”), including any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend, the authorization limit under paragraph 2 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and outstanding options as it deems necessary or appropriate, in its sole discretion, to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, including: (A) adjustment of the number and kind of shares or securities that may be issued under the Plan; (B) adjustment of the number and kind of shares or securities subject to outstanding options; (C) adjustment of the exercise price of outstanding options; and (D) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding options to the extent that it causes such options to provide for a deferral of compensation subject to Section 409A of the Code (including any applicable regulations and other guidance issued thereunder). Without limiting the foregoing, in the event of a subdivision of the outstanding Common Stock (a stock split), a dividend payable in shares of Common Stock, or a combination or consolidation of the outstanding Common Stock into a lesser number of shares, the authorization limit under paragraph 2 shall automatically be adjusted proportionately, and the shares then subject to each outstanding option shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate exercise price therefor.

(2) Discretionary Adjustments. Upon the occurrence or in anticipation of any share combination, exchange or reclassification, recapitalization, merger, consolidation or other corporate reorganization affecting the Common Stock, or any transaction described in paragraph 13(a)(1), in addition to any of the actions described in paragraph 13(a)(1), the Committee may, in its sole discretion, provide: (A) that options will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised; (B) that options will be equitably converted, adjusted or substituted in connection with such transaction; (C) that outstanding options may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying shares as of a specified date associated with the transaction, over the exercise price of the option; or (D) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different optionees whether or not such optionees are similarly situated.
(3) No Fractional Shares, etc.. After giving effect to any adjustment pursuant to the provisions of this paragraph 13(a), the number of shares subject to any option shall always be a whole number, unless otherwise determined by the Committee. Any discretionary adjustments made pursuant to the provisions of this paragraph 13(a) shall be subject to the provisions of paragraph 15. To the extent any adjustments made pursuant to this paragraph 13(a) cause incentive stock options to cease to qualify as incentive stock options, such options shall be deemed to be non-qualified stock options.”
and
(2) Designating the remainder of such paragraph as “(b) Change in Control.”
1995, 1997, 1999 and 2002 Stock Incentive Plans
Each of paragraph 13(a) of the FedEx Corporation 1995 Stock Incentive Plan, as amended, 1999 Stock Incentive Plan, as amended, and 2002 Stock Incentive Plan, as amended, and paragraph 14(a) of the FedEx Corporation 1997 Stock Incentive Plan, as amended, is hereby amended to read in its entirety as follows:
“(a) Changes in Capital.
(1) Mandatory Adjustments. In the event of an “equity restructuring” (as such term is defined in Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation”), including any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend, the authorization limits under paragraphs 2 and 5 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and outstanding options as it deems necessary or appropriate, in its sole discretion, to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, including: (A) adjustment of the number and kind of shares or securities that may be issued under the Plan; (B) adjustment of the number and kind of shares or securities subject to outstanding options; (C) adjustment of the exercise price of outstanding options; and (D) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding options to the extent that it causes such options to provide for a deferral of compensation subject to Section 409A of the Code (including any applicable regulations and other guidance issued thereunder). Without limiting the foregoing, in the event of a subdivision of the outstanding Common Stock (a stock split), a dividend payable in shares of Common Stock, or a combination or consolidation of the outstanding Common Stock into a lesser number of shares, the authorization limits under paragraphs 2 and 5 shall automatically be adjusted proportionately, and the shares then subject to each outstanding option shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate exercise price therefor.

(2) Discretionary Adjustments. Upon the occurrence or in anticipation of any share combination, exchange or reclassification, recapitalization, merger, consolidation or other corporate reorganization affecting the common stock, or any transaction described in paragraph 13(a)(1), in addition to any of the actions described in paragraph 13(a)(1), the Committee may, in its sole discretion, provide: (A) that options will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised; (B) that options will be equitably converted, adjusted or substituted in connection with such transaction; (C) that outstanding options may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying shares as of a specified date associated with the transaction, over the exercise price of the option; or (D) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different optionees whether or not such optionees are similarly situated. [Note: For purposes of the 1997 Stock Incentive Plan, as amended, references to “paragraph 13(a)(1)” shall be replaced with “paragraph 14(a)(1).”]
(3) No Fractional Shares, etc.. After giving effect to any adjustment pursuant to the provisions of this paragraph 13(a), the number of shares subject to any option shall always be a whole number, unless otherwise determined by the Committee. Any discretionary adjustments made pursuant to the provisions of this paragraph 13(a) shall be subject to the provisions of paragraph 15. To the extent any adjustments made pursuant to this paragraph 13(a) cause incentive stock options to cease to qualify as incentive stock options, such options shall be deemed to be non-qualified stock options.” [Note: For purposes of the 1997 Stock Incentive Plan, as amended, references to “paragraph 13(a)” shall be replaced with “paragraph 14(a)” and the reference to “paragraph 15” shall be replaced with “paragraph 16.”]
2001 Restricted Stock Plan
Paragraph 9(a) of the FedEx Corporation 2001 Restricted Stock Plan, as amended, is hereby amended to read in its entirety as follows:
“(a) Changes in Capital.
(1) Mandatory Adjustments. In the event of an “equity restructuring” (as such term is defined in Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation”), including any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend, the authorization limit under paragraph 2 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and shares of Common Stock awarded under the Plan that are subject to restrictions as it deems necessary or appropriate, in its sole discretion, to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, including: (A) adjustment of the number and kind of shares or securities that may be issued under the Plan; (B) adjustment of the number and kind of shares awarded under the Plan that are subject to restrictions; and (C) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Common Stock (a stock split), a dividend payable in shares of Common Stock, or a combination or consolidation of the outstanding Common Stock into a lesser number of shares, the authorization limit under paragraph 2 shall automatically be adjusted proportionately, and the shares then subject to restrictions under the Plan shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately.

(2) Discretionary Adjustments. Upon the occurrence or in anticipation of any share combination, exchange or reclassification, recapitalization, merger, consolidation or other corporate reorganization affecting the Common Stock, or any transaction described in paragraph 9(a)(1), in addition to any of the actions described in paragraph 9(a)(1), the Committee may, in its sole discretion, provide: (A) shares subject to restrictions under the Plan will become immediately vested; (B) that shares awarded under the Plan that are subject to restrictions will be equitably converted, adjusted or substituted in connection with such transaction; or (C) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different participants whether or not such participants are similarly situated.
(3) No Fractional Shares, etc.. After giving effect to any adjustment pursuant to the provisions of this paragraph 9(a), the number of shares subject to any award hereunder shall always be a whole number, unless otherwise determined by the Committee. Any discretionary adjustments made pursuant to the provisions of this paragraph 9(a) shall be subject to the provisions of paragraph 12.”
2002 Stock Incentive Plan
(1) Paragraph 2 of the FedEx Corporation 2002 Stock Incentive Plan, as amended, is hereby amended by deleting the second sentence thereof and replacing it with the following:
“The following share counting rules shall apply to the Plan:
(a) The number of shares of Common Stock covered by an option shall be subtracted from the Plan share reserve as of the grant date.
(b) To the extent an option is cancelled, terminates, expires, is forfeited or lapses for any reason (in whole or in part), any unissued or forfeited shares of Common Stock subject to the option shall be added back to the Plan share reserve and available again for issuance pursuant to options granted under the Plan.

(c) Shares of Common Stock withheld or deducted from an option by the Corporation to satisfy tax withholding requirements shall not be added back to the Plan share reserve and shall not again be available for issuance pursuant to options granted under the Plan. Shares of Common Stock delivered by an optionee to the Corporation to satisfy tax withholding requirements shall not be added back to the Plan share reserve and shall not again be available for issuance pursuant to options granted under the Plan.
(d) To the extent that the full number of shares of Common Stock subject to an option is not issued upon exercise of such option for any reason, including by reason of a net settlement or net exercise, then all shares that were covered by the exercised option shall not be added back to the Plan share reserve and shall not again be available for issuance pursuant to options granted under the Plan.
(e) If the exercise price of an option is satisfied by delivering shares of Common Stock to the Corporation (by either actual delivery or attestation), such shares shall not be added to the Plan share reserve and shall not be available for issuance pursuant to options granted under the Plan.
(f) Shares of Common Stock repurchased on the open market with the proceeds of an option exercise shall not be added to the Plan share reserve and shall not be available for issuance pursuant to options granted under the Plan.”
and
(2) Effective with respect to options granted on and after July 11, 2010, paragraph 6(b) of the FedEx Corporation 2002 Stock Incentive Plan, as amended, is hereby amended by deleting “Unless otherwise determined by the Committee,” and capitalizing “each.”
Incentive Stock Plan
(1) Paragraph 6(c) of the FedEx Corporation Incentive Stock Plan, as amended, is hereby amended to read in its entirety as follows:
“(c) Share Counting.
(1) The number of shares of Common Stock covered by an Award shall be subtracted from the Plan share reserve as of the grant date.
(2) To the extent an Award is cancelled, terminates, expires, is forfeited or lapses for any reason (in whole or in part), any unissued or forfeited shares of Common Stock subject to the Award shall be added back to the Plan share reserve and available again for issuance pursuant to Awards granted under the Plan.
(3) Shares of Common Stock withheld or deducted from an Award by the Company to satisfy tax withholding requirements relating to Stock Options shall not be added back to the Plan share reserve and shall not again be available for issuance pursuant to Awards granted under the Plan, but shares of Common Stock withheld or deducted by the Company to satisfy tax withholding requirements relating to a Restricted Stock Award shall be added back to the Plan share reserve and available again for issuance pursuant to Awards granted under the Plan. Shares delivered by a Participant to the Company to satisfy tax withholding requirements shall be treated in the same way as shares withheld or deducted from an Award as specified above for purposes of share counting under this Section 6(c).

(4) To the extent that the full number of shares of Common Stock subject to a Stock Option is not issued upon exercise of such Stock Option for any reason, including by reason of a net settlement or net exercise, then all shares that were covered by the exercised Stock Option shall not be added back to the Plan share reserve and shall not again be available for issuance pursuant to Awards granted under the Plan.
(5) If the exercise price of a Stock Option is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or attestation), such shares shall not be added to the Plan share reserve and shall not be available for issuance pursuant to Awards granted under the Plan.
(6) Shares of Common Stock repurchased on the open market with the proceeds of a Stock Option exercise shall not be added to the Plan share reserve and shall not be available for issuance pursuant to Awards granted under the Plan.”
(2) Effective with respect to stock options granted on or after July 11, 2010, the first sentence of Section 9(c)(2) of the FedEx Corporation Incentive Stock Plan, as amended, is hereby amended by deleting “Unless otherwise determined by the Committee,” and capitalizing “each.”
(3) Section 14 of the FedEx Corporation Incentive Stock Plan, as amended, is hereby amended to read in its entirety as follows:
“14. Changes in Capitalization
(a) Mandatory Adjustments. In the event of an “equity restructuring” (as such term is defined in Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation”), including any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend, the authorization limits under Sections 6(a), 6(b) and 9(a) shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and outstanding Awards as it deems necessary or appropriate, in its sole discretion, to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, including: (a) adjustment of the number and kind of shares or securities that may be issued under the Plan; (b) adjustment of the number and kind of shares or securities subject to outstanding Awards; (c) adjustment of the exercise price of outstanding Stock Options; and (d) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Stock Options to the extent that it causes such Stock Options to provide for a deferral of compensation subject to Code Section 409A (including any applicable regulations and other guidance issued thereunder). Without limiting the foregoing, in the event of a subdivision of the outstanding Common Stock (a stock split), a dividend payable in shares of Common Stock, or a combination or consolidation of the outstanding Common Stock into a lesser number of shares, the authorization limits under Sections 6(a), 6(b) and 9(a) shall automatically be adjusted proportionately, and the shares of Common Stock then subject to each outstanding Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate exercise price therefor.

(b) Discretionary Adjustments. Upon the occurrence or in anticipation of any share combination, exchange or reclassification, recapitalization, merger, consolidation or other corporate reorganization affecting the Common Stock, or any transaction described in Section 14(a), in addition to any of the actions described in Section 14(a), the Committee may, in its sole discretion, provide: (a) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised; (b) that Awards will be equitably converted, adjusted or substituted in connection with such transaction; (c) that outstanding Stock Options may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying shares of Common Stock as of a specified date associated with the transaction, over the exercise price of the Stock Option; or (d) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
(c) No Fractional Shares, etc.. After giving effect to any adjustment pursuant to the provisions of this Section 14, the number of shares of Common Stock subject to any Award shall always be a whole number, unless otherwise determined by the Committee. Any discretionary adjustments made pursuant to the provisions of this Section 14 shall be subject to the provisions of Section 16. To the extent any adjustments made pursuant to this Section 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Stock Options shall be deemed to be Non-Qualified Options.”
Approved by the Compensation Committee on July 11, 2010